UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2013

Herbalife Ltd.

(Exact name of registrant as specified in its charter)

Cayman Islands	1-32381	98-0377871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
P.O. Box 309GT, Ugland House, South Church Street, Grand Cayman Cayman Islands		KY1-1106
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: c/o (213) 745-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(b) As previously disclosed, on April 8, 2013, KPMG LLP (“KPMG”) notified Herbalife Ltd. (the “Company”) that KPMG was resigning, effective immediately, as the Company’s independent accountant. KPMG stated it had concluded it was not independent because of alleged insider trading in the Company’s securities by one of KPMG’s former partners who, until April 5, 2013, was the KPMG engagement partner on the Company’s audit. KPMG advised the Company it resigned as the Company’s independent accountant solely due to the impairment of KPMG’s independence resulting from its now former partner’s alleged unlawful activities and not for any reason related to the Company’s financial statements, its accounting practices, the integrity of the Company’s management or for any other reason. As a result of the alleged insider trading activity by its now former partner, KPMG also notified the Company that it had no option but to withdraw its audit reports on the Company’s financial statements for the fiscal years ended December 31, 2010, 2011 and 2012 and the effectiveness of internal control over financial reporting as of December 31, 2010, 2011 and 2012 and that such reports should no longer be relied upon as a result of KPMG’s lack of independence created by the circumstances described above.

On May 21, 2013, the Audit Committee of the Company’s Board of Directors engaged PricewaterhouseCoopers LLP (“PwC”) to serve as its new independent registered public accounting firm to audit the Company’s financial statements for its fiscal year ending December 31, 2013 and to re-audit the Company’s financial statements for the fiscal years ended December 31, 2010, 2011 and 2012.

As part of the engagement process, the Company and PwC identified certain non-audit services that PwC or another firm in the global network of firms had performed for the Company that are not permitted under the SEC’s auditor independence rules. The Audit Committee and PwC discussed these non-audit services and concluded that the provision of these non-audit services will not affect PwC’s objectivity or its impartiality and will not impair its ability to serve as the Company’s independent registered public accounting firm. In reaching this conclusion, the Audit Committee and PwC noted that all of these services, with one exception described below with respect to the Company’s U.S. payroll department, were provided to entities that were immaterial to the Company’s consolidated financial statements in each of the prior years. PwC also noted that none of the professionals who provided such services will serve on the re-audit or future audits. In selecting PwC, the Audit Committee determined that PwC is well qualified to serve as the Company’s auditor because of its experience with large global companies, including large accelerated filers and other multinational issuers and a number of companies in the network marketing industry, and PwC’s extensive resources and qualifications, including the strength of its national office and its thought leadership regarding complex accounting issues. In considering the appointment of a new auditor, the Company identified firms that it believed were qualified to serve as auditor for a company with the size and complexity of Herbalife. In each case the Company, in communication with the relevant audit firm, identified independence issues which arose in the three years of re-audit.

The services that PwC or another firm in PwC’s global network of firms previously performed for certain of the Company’s subsidiaries are set forth below. Unless specifically noted below, the services were performed by a firm in PwC’s global network of firms rather than by PwC.

Country	Type of Service

Bulgaria	- Routine corporate and administrative legal advisory and financial statement filing services in 2013, 2012, 2011 and 2010.

Colombia	- Payroll and administrative services in 2013 and 2012.

Ghana	- Payroll services in 2013, 2012 and 2011, and executive recruitment services in 2011.

India	- Secondment services in 2012, 2011 and 2010, and tax services pursuant to a contingent fee arrangement in 2013, 2012 and 2011.

Israel	- Financial reporting, secondment and bookkeeping services in 2012 and 2011.

Macedonia	- Routine corporate and administrative legal advisory services in 2013, 2012 and 2011.

Romania	- Routine corporate and administrative legal advisory services in 2013 and 2012.

Russia	- Routine corporate and administrative legal advisory services in 2013, 2012, 2011 and 2010.

Slovakia	- Routine corporate and administrative legal advisory services in 2013 and 2012.

United States	- Seconded two PwC staff members who served in the U.S. payroll department for the Company for a few months in 2010.

The assets and revenues of the non-U.S. subsidiaries in the countries noted above represented in the aggregate less than 5% and 8.5% of the Company’s total consolidated assets and revenues, respectively, in each year from 2010 through 2013; none of these non-U.S. subsidiaries individually represented more than 2.5% or 3.6% of the Company’s total consolidated assets or revenues, respectively, in any of these years. The fees paid to PwC and firms in PwC’s global network of firms for the services described above were approximately $55,000 in 2013, $250,000 in 2012, $192,000 in 2011 and $330,000 in 2010. PwC and the other firms in the global network of firms ceased providing these services to the Company’s subsidiaries upon being engaged as the Company’s auditor. As an additional measure in relation to this matter, the Audit Committee intends to engage a separate independent registered public accounting firm to issue an audit report with respect to certain of the Company’s 2010 payroll accounts that were the subject of the services previously provided by PwC to the Company’s U.S. payroll department.

During the fiscal years ended December 31, 2011 and 2012, and the subsequent interim period through May 21, 2013, neither the Company, nor anyone on its behalf, consulted PwC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s consolidated financial statements, in connection with which either a written report or oral advice was provided to the Company that PwC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” as such term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions or a “reportable event” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 8.01	Other Events.

On May 21, 2013, substantially concurrent with the filing of this Current Report on Form 8-K, the Company issued a press release announcing that the Audit Committee of the Company’s Board of Directors engaged PwC as the Company’s auditors.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release issued by Herbalife Ltd. on May 21, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Herbalife Ltd.

May 21, 2013	By:	/s/ Brett R. Chapman
		Name:	Brett R. Chapman
		Title:	Chief Legal Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit

99.1	Press Release issued by Herbalife Ltd. on May 21, 2013